UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

GEOVIC MINING CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5500 East Yale Avenue, Suite 302 Denver, Colorado		80222
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 476-6455

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of Stockholders (the “Annual Meeting”) of Geovic Mining Corp. (the “Company”) was held on June 21, 2013.

(b)    The proposals listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting. As of the April 24, 2013 record date for the Annual Meeting, the Company had 106,639,602 shares of Common Stock, par value $0.0001 per share, issued and outstanding.

(1)    Election of the following persons as directors of the Company to serve until the 2014 annual meeting of stockholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
William A. Buckovic	30,438,032	617,420	18,660,402
Michael T. Mason	30,419,160	636,292	18,660,402
Paul D. Rose	30,433,032	622,420	18,660,402

The election of each of Messrs. Buckovic, Mason and Rose as a director of the Company to serve until the 2014 annual meeting of stockholders was approved at the Annual Meeting pursuant to the voting results set forth above.

As previously disclosed, two of the Company’s previous directors, namely Messrs. Robert J. (Don) MacDonald and Gregg J. Sedun, decided not to stand for re-election as directors of the Company at the Annual Meeting. As a result, the terms of office of Messrs. MacDonald and Sedun as directors of the Company expired at the Annual Meeting and the Board of Directors of the Company (the “Board”) has two vacancies. In addition, Paul D. Rose is the sole remaining independent director of the Company as determined under applicable rules and the Audit Committee of the Board does not presently have an “Audit Committee Financial Expert” as defined in accordance with Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d)(5) of Regulation S-K.

The Board is seeking to fill the vacancies that resulted from the expiration of the terms of office of Messrs. MacDonald and Sedun as directors of the Company.

(2)    Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,109,691	108,169	497,994	0

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved at the Annual Meeting pursuant to the voting results set forth above.

(3)    Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,954,802	1,579,286	521,364	18,660,402

The compensation of the Company’s named executive officers was approved, on an advisory basis, at the Annual Meeting pursuant to the voting results set forth above.

(4)    Approval, on an advisory basis, of the frequency of the advisory stockholder vote on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
10,604,785	924,510	18,449,138	1,077,019	18,660,402

As indicated by the voting results set forth above, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote was not reached for any of the frequency options presented at the Annual Meeting, but the “3 Years” frequency option received the highest number of affirmative stockholder votes of the three frequency options presented.

(d)    In light of the voting results with respect to the frequency of the advisory stockholder vote on the compensation of the Company’s named executive officers, the Company has decided to hold an advisory vote on the compensation of named executive officers every three years. The Company is required to hold another advisory vote with respect to the frequency of the advisory stockholder vote on the compensation of the Company’s named executive officers no later than the annual or other meeting of stockholders in 2019.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2013

GEOVIC MINING CORP.

By: /s/ Michael T. Mason
Name: Michael T. Mason
Title: Chairman of the Board and
Chief Executive Officer